UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2014

THE KEYW HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34891 (Commission File Number)	27-1594952 (IRS Employer Identification No.)

7740 Milestone Parkway, Suite 400
Hanover, Maryland 21076
(Address of principal executive offices) (Zip Code)

(443) 733-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 4, 2014, The KEYW Holding Corporation (“KEYW” or the “Company”) issued its financial results for the fourth quarter and full year ended December 31, 2013. The financial results included a change in reporting segments that became effective during the fourth quarter of 2013. Attached hereto are the 2013 quarterly income statement results for the reclassified segments as Exhibit 99.1. The Commercial Cyber Solutions segment dates only to the Sensage acquisition in October 2012. The reclassified segment information for the fourth quarter of 2012 was disclosed in the financial results announced February 4, 2014. The segment changes have no impact on the consolidated results of KEYW's operations.

Exhibit Number	Description
99.1	2013 Quarterly Income Statements by Segment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ John E. Krobath
DATE: February 7, 2014	John E. Krobath
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	2013 Quarterly Income Statements by Segment